UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

December 17, 2014

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On December 17, 2014, Hawaiian Airlines, Inc. (“Hawaiian”), a Delaware corporation and wholly-owned subsidiary of Hawaiian Holdings, Inc. (the “Registrant”), entered into an amendment (the “Purchase Agreement Amendment”) to the Airbus A330/A350XWB Purchase Agreement by and between Hawaiian and Airbus S.A.S. (“Airbus”), dated as of January 31, 2008, as amended.

The Purchase Agreement Amendment converts an order for six (6) firm A350-800XWB aircraft with an additional six (6) purchase rights into an order for six (6) firm A330-800neo aircraft with an additional four (4) options and two (2) purchase rights. The Purchase Agreement Amendment provides for delivery, subject to certain flexibility rights, of two (2) A330-800neo aircraft in calendar 2019, two (2) A330-800neo aircraft in calendar 2020 and two (2) A330-800neo aircraft in calendar 2021. The aircraft will be powered by Rolls-Royce Trent 7000 engines. The order for A330-800neo aircraft has a total list-price of approximately USD2.9 billion if the options and purchase rights are fully exercised.  In connection with the Purchase Agreement Amendment, Airbus agreed to provide stand-by financing to support the acquisition of the aircraft.

On December 17, 2014, Hawaiian entered into a General Terms Agreement (the “General Terms Agreement”) with Rolls-Royce plc. and Rolls-Royce TotalCare Services Limited.  The General Terms Agreement provides for the supply of products and services in support of the Trent 7000 engines to be installed on Airbus A330neo aircraft. The General Terms Agreement includes the terms for the supply of spare engines, product warranties and performance guarantees. The General Terms Agreement also includes the provision of TotalCare maintenance for the engines while in service with Hawaiian.

The foregoing descriptions of the Purchase Agreement Amendment and the General Terms Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements which the Registrant intends to file with the Securities and Exchange Commission as exhibits to its next annual report on Form 10-K.  The Registrant also intends to seek confidential treatment of certain terms of such agreements at such time.

On December 18, 2014, Hawaiian issued a press release announcing the signing of the definitive purchase agreement with Airbus, which press release is furnished as an exhibit hereto.  The information in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: December 18, 2014	By:	/s/ Hoyt H. Zia
Name: Hoyt H. Zia
Title: Secretary

EXHIBIT INDEX

99.1	Press Release dated December 18, 2014.